ADVANCED SERIES TRUST

AST Small-Cap Growth Opportunities Portfolio

Supplement dated July 28, 2016 to the

Currently Effective Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST or the Trust) Prospectus and Statement of Additional Information (SAI) with respect to the AST Small-Cap Growth Opportunities Portfolio (the Portfolio), a series of the Trust, and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

The Board of Trustees of the Trust recently approved a new subadvisory agreement with Victory Capital Management Inc. (Victory Capital) with respect to the Portfolio due to the planned acquisition of RS Investment Management Co. LLC (RS Investments) from The Guardian Life Insurance Company of America®. The acquisition of RS Investments is currently scheduled to be completed on or about July 29, 2016 or shortly thereafter and will result in the automatic termination of the subadvisory agreement with RS Investments with respect to the Portfolio.

To reflect this change, the Prospectus and SAI are revised as follows, effective July 29, 2016:

I.	All references and information pertaining to RS Investments are hereby deleted from the Prospectus and SAI.

II.	The table in the “SUMMARY: AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO - MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Portfolio is hereby revised by replacing the reference pertaining to RS Investments with Victory Capital Management Inc. and adding the following footnote pertaining to Victory Capital below the table:

* Victory Capital Management Inc. assumed subadviser responsibilities for a portion of the assets of the Portfolio on or about July 29, 2016.

III.	The second paragraph in the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the following:

Victory Capital Management Inc. (Victory Capital) is responsible for managing a portion of the Portfolio’s assets. Victory Capital’s investment franchise, RS Investments, employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The investment team seeks to categorize each potential investment based on its view of a company’s stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based in part on the investment team’s proprietary earnings calculations.

IV.	The paragraphs relating to RS Investments in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS” is hereby deleted and replaced with the following:

Victory Capital Management Inc. (Victory Capital) is a New York corporation registered as an investment adviser with the SEC. As of March 31, 2016, Victory Capital managed or advised assets totaling in excess of $33.5 billion for various clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Victory Capital’s principal business address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. RS Investment Management Co. LLC was acquired by Victory Capital in July 2016 and it became a Victory Capital investment franchise as of that date (RS Investments).

V.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Small-Cap Growth Opportunities Portfolio – RS Investments Segment” is hereby deleted and replaced with the following:

AST Small-Cap Growth Opportunities Portfolio – Victory Capital Segment. The Victory Capital co-portfolio managers who are primarily responsible for the day-to-day management of the Portfolio are Stephen J. Bishop, Melissa Chadwick-Dunn, D. Scott Tracy, CFA, and Christopher W. Clark, CFA.

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Investments Growth Team. Mr. Bishop has been a co-portfolio manager of the Small Cap Growth strategy since 2007. Mr. Bishop has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of DeanWitter Reynolds, Inc., for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School.

Melissa Chadwick-Dunn is a co-portfolio manager and analyst in the RS Investments Growth Team. Ms. Chadwick-Dunn has been a co-portfolio manager of the Small Cap Growth strategy since 2007. Her primary focus is on the healthcare sector of the portfolio. Ms. Chadwick-Dunn has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business.

D. Scott Tracy, CFA, is a co-portfolio manager and analyst in the RS Investments Growth Team. Mr. Tracy has been a co-portfolio manager of the Small Cap Growth strategy since 2007. His focus is on the financial and energy sectors of the portfolio. Mr. Tracy has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA Charterholder.

Christopher W. Clark, CFA, is a co-portfolio manager and analyst in the RS Investments Growth Team. Mr. Clark has been a co-portfolio manager of the Small Cap Growth strategy since 2014His focus is on the healthcare and consumer staples sectors of the portfolio. Mr. Clark has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the healthcare sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a BA in economics from the University of Virginia. Mr. Clark is a CFA Charterholder.

VI.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the reference pertaining to RS Investments with Victory Capital Management Inc. and adding the following footnote pertaining to Victory Capital below the table :

* Victory Capital Management Inc. assumed subadviser responsibilities for a portion of the assets of the Portfolio on or about July 29, 2016.

VII.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by replacing the reference pertaining to RS Investments with Victory Capital Management Inc.

VIII.	In Part I of the SAI, in the section entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – COMPENSATION AND CONFLICTS OF INTEREST”, the existing discussion pertaining to RS Investments is hereby deleted and the following new discussion pertaining to Victory Capital is hereby added to the section:

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory Capital has policies and procedures in place, including an internal review process, that are intended to mitigate those conflicts.

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.

Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Portfolio, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Each of the portfolio management teams employed by Victory Capital (including RS Investments) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

IX.	In Part II of the SAI, in the section entitled “APPENDIX II: Proxy Voting Policies Of The Subadvisers”, the existing discussion pertaining to RS Investments is hereby deleted and the following new discussion pertaining to Victory Capital is hereby added to the section:

It is Victory Capital’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate.

Voting under Victory Capital’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory Capital delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.

Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:

•	the effect of the proposal on the underlying value of the securities
•	the effect on marketability of the securities
•	the effect of the proposal on future prospects of the issuer
•	the composition and effectiveness of the issuer’s board of directors
•	the issuer’s corporate governance practices
•	the quality of communications from the issuer to its shareholders

Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between Victory Capital’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Portfolio annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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